PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$3,000,000.00	05-25-2011	05-25-2012	0472697-9001		0472697-9001	72895	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: U.S. China Mining Group, Inc.
17890 Castleton Street, Suite 112
City of Industry, CA 91748

Lender: California Bank & Trust
Hacienda Heights
1687 South Azusa Avenue
Hacienda Heights, CA 91745

Principal Amount: $3,000,000.00 **Date of Note: May 25, 2011**

PROMISE TO PAY. U.S. China Mining Group, Inc. ("Borrower") promises to pay to California Bank & Trust ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Million & 00/100 Dollars ($3,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on May 25, 2012. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 25, 2011, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Lender's Prime Rate. Lender's "Prime Rate" means the variable rate of interest per annum, as adjusted from time to time, established by Lender as Lender's prime rate. The Prime Rate is a reference rate that serves as the basis upon which effective rates of interest are calculated for loans making reference to the Prime Rate. The Prime Rate is only one of Lender's reference rates (some of which other reference rates may determine prime on another basis) and may not be the lowest or best of Lender's reference rates or other rates of interest, (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day; the interest rate on this Note will change on the date of changes in the Index. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 3.250% per annum.** Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 1.000 percentage point under the Index, resulting in an initial rate of 2.250%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a **minimum interest charge of $200.00.** Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: California Bank & Trust, Hacienda Heights, 1687 South Azusa Avenue, Hacienda Heights, CA 91745.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged **6.000% of the regularly scheduled payment or $500.00, whichever is less.**

INTEREST AFTER DEFAULT. Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by adding an additional 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate

reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: deposit accounts described in an Assignment of Deposit Account dated May 25, 2011.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: **Hongwen Li, President/Secretary of U.S. China Mining Group, Inc. Under no circumstances shall Lender be required to make any Advance in an amount less than $10,000.00.** Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

DEPOSIT ACCOUNT SECURITY. Borrower hereby grants a security interest to Lender in any and all deposit accounts (checking, savings, money market or time) of Borrower at Lender, now existing or hereinafter opened, to secure its Indebtedness hereunder. This includes all deposit accounts Borrower holds jointly with someone else.

FINANCIAL STATEMENT CERTIFICATIONS. The undersigned hereby certifies to California Bank & Trust ("Bank") that all financial information ("Information") submitted to Bank now and at all times during the terms of this loan does, and will, fairly and accurately represent the financial condition of the undersigned, all Borrowers and Guarantors. Financial Information includes, but is not limited to all Business Financial Statements (including Interim and Year-End financial statements that are company prepared and/or CPA-prepared), Business Income Tax Returns, Borrowing Base Certificates, Accounts Receivable and Accounts Payable Agings, Personal Financial Statements and Personal Income Tax Returns. The undersigned understands that the Bank will rely on all financial information, whenever provided, and that such information is a material inducement to Bank to make, to continue to make, or otherwise extend credit accommodations to the undersigned. The undersigned covenants and agrees to notify Bank of any adverse material changes in her/his/its financial condition in the future. The undersigned further understands and acknowledges that there are criminal penalties for giving false financial information to federally insured financial institutions.

JURY WAIVER; JUDICIAL REFERENCE. Borrower and Lender each waive their respective rights to a trial before a jury in connection with any disputes related to this Note, the loan evidenced hereby and any other loan documents in connection herewith and therewith. Such disputes include without limitation any claim by Borrower or Lender, claims brought by Borrower as a class representative on behalf of others, and claims by a class representative on Borrower's behalf as a class member (so-called "class action" suits). This provision shall not apply if, at the time an action is brought, Borrower's loan is funded or maintained in a state where this jury trial waiver is not permitted by law.

If a jury trial waiver is not permitted by applicable law and a dispute arises between Borrower and Lender with respect to this Note, its enforcement or the transactions contemplated by the related loan documents, either of Borrower or Lender may require that it be resolved by judicial reference in accordance with California Code of Civil Procedure, Sections 638, et seq., including without limitation whether the dispute is subject to a judicial reference proceeding. The referee shall be a retired judge, agreed upon by the parties, from either the American Arbitration Association (AAA) or Judicial Arbitration and Mediation Service, Inc. (JAMS). If the parties cannot agree on the referee, the party who initially selected the reference procedure shall request a panel of ten retired judges from either AAA or JAMS, and the court shall select the referee from that panel. The referee shall be appointed to sit with all of the powers provided by law. The parties agree that time is of the essence in conducting the judicial reference proceeding set forth herein. The costs of the judicial reference proceeding, including the fee for the court reporter, shall be borne equally by the parties as the costs are incurred, unless otherwise awarded by the referee. The referee shall hear all pre-trial and post-trial matters (including without limitation requests for equitable relief), prepare an award with written findings of fact and conclusions of law and apportion costs as appropriate. The referee shall be empowered to enter equitable relief as well as legal relief, provide all temporary or provisional remedies, enter equitable orders that are binding on the parties and rule on any motion that would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication. Judgment upon the award shall be entered in the court in which such proceeding was commenced and all parties shall have full rights of appeal. This provision will not be deemed to limit or [illegible] to obtain provisional or ancillary remedies, to interplead funds in the event of a dispute, to exercise any

security interest or lien Lender may hold in property or to comply with legal process involving Borrower's accounts or other property.

ONLINE BANKING -- LOAN PAYMENTS. From time to time, Lender may (but shall not be required to) permit loan payments to be made through its online banking website. Lender may impose or change any terms, conditions or restrictions with respect to making such online loan payments, including without limitation the minimum or maximum payment amounts, the types of accounts from which loan payments may be made and the types of payments that may be made online (including without limitation ordinary installment payments, principal-only payments or other types of payments). Whether Borrower is permitted to make online loan payments, and Lender's applicable terms, conditions and restrictions if such payments are permitted, will be reflected in the features available online when a user logs into the Lender's online banking website. By making any loan payments online, Borrower agrees to be bound by any such terms, conditions and restrictions imposed by Lender. Lender shall have the right to terminate Borrower's online loan payment capability at any time in Lender's sole discretion.

STAND-BY LETTER OF CREDIT SUBLINE. An exhibit, titled "Stand-By Letter of Credit Subline," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

U.S. CHINA MINING GROUP, INC.

By: ______________________
Hongwen Li, President/Secretary of U.S. China Mining Group, Inc.